Exhibit 99.1

PagerDuty Appoints New Member to Board of Directors in Collaboration with Scalar Gauge Fund

Company adds independent director as part of mutual cooperation agreement

SAN FRANCISCO – April 28, 2025.  PagerDuty, Inc. (NYSE: PD), a global leader in digital operations management, today announced that it has entered into a cooperation agreement (the “cooperation agreement”) with Scalar Gauge Fund (“Scalar Gauge”) to appoint a highly qualified and independent member to the Company’s Board of Directors (the “Board”). In accordance with the cooperation agreement with Scalar Gauge, the Company will appoint Donald J. Carty to its Board of Directors, effective immediately, expanding the size of its Board to ten. He will be a Class I director with a term expiring at PagerDuty’s 2026 annual meeting.  Carty will also serve on the Audit Committee.

“We welcome Don to our Board and expect to benefit from his extensive experience as both a public company executive and board member as we execute our value creation strategy,” said Jennifer Tejada, Chairperson and CEO of PagerDuty. “Our Board and management team believes that PagerDuty’s strategic shift to focus on enterprise customers, the evolution of our go-to-market approach and our platform strategy are driving meaningful momentum in our business. With Don’s appointment, we have welcomed three experienced enterprise leaders as independent directors to our Board in the past 12 months, providing fresh perspectives on our strategy and operations. We remain focused on reaccelerating growth and increasing profitability to drive shareholder value.”

“PagerDuty is positioned to drive profitable growth with its mission-critical Operations Cloud and growing enterprise revenue base,” said Carty. “I look forward to working alongside my fellow directors and the PagerDuty team to build on the company’s positive momentum to generate further shareholder value.”

“We appreciated the opportunity to engage with the PagerDuty Board and management team, and we believe that Don’s experience will help the company enhance value for shareholders,” said Sumit Gautam, Founder and Portfolio Manager of Scalar Gauge. “We will continue to work collaboratively with the Board to help the company build on its progress.”

PagerDuty has entered into a cooperation agreement with Scalar Gauge Fund, L.P., pursuant to which Scalar Gauge has agreed to customary standstill provisions and voting commitments. The full cooperation agreement between PagerDuty and Scalar Gauge will be filed with the SEC on a Form 8-K.

About Donald J. Carty

Donald J. Carty currently serves as Chairman of Porter Airlines, a privately held Canada-based airline. Carty previously served as Chairman and CEO of AMR Corporation and American Airlines, President and Chief Executive Officer of Canadian Pacific Air Lines and Vice Chairman and Chief Financial Officer of Dell. Carty also has decades of experience as a public company board member, previously serving as Chairman of the Virgin America Board, and as a director on the boards of VMware, Hawaiian Airlines, CNR, EMC, Dell, Talisman Energy Corp., Gluskin Sheff, Barrick Gold,  Sears, Solution Inc., Placer Dome, and Brinker International.

About PagerDuty

PagerDuty, Inc. (NYSE:PD) is a global leader in digital operations management, enabling customers to achieve operational efficiency at scale with the PagerDuty Operations Cloud. The PagerDuty Operations Cloud combines AIOps, Automation, Customer Service Operations and Incident Management to create a flexible, resilient and scalable platform to increase innovation velocity, grow revenue, reduce cost, and mitigate the risk of operational failure. Nearly half of the Fortune 500 and approximately two-thirds of the Fortune 100 rely on PagerDuty as essential infrastructure for the modern enterprise. To learn more and try PagerDuty for free, visit www.pagerduty.com.

About Scalar Gauge

Scalar Gauge is a special situations investment firm utilizing a private equity approach in public markets. The fund invests with a long-term view, and often works with management teams, boards and other strategic investors to help create shareholder value. For more information, please visit www.scalargauge.com.

The PagerDuty Operations Cloud

The PagerDuty Operations Cloud is the platform for mission-critical, time-critical operations work in the modern enterprise. Through the power of AI and automation, it detects and diagnoses disruptive events, mobilizes the right team members to respond, and streamlines infrastructure and workflows across your digital operations. The Operations Cloud is essential infrastructure for revolutionizing digital operations to compete and win as a modern digital business.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our future financial and operational performance and outlook, including our financial guidance for the first quarter of and full fiscal year 2026, sustainability of free cash flow generation and long-term operating margin target; market positioning, trends and opportunity; our ability to accelerate enterprise momentum in the second half of fiscal 2026; our ability to achieve our mission to revolutionize operations; our strategic initiatives and the timing of the financial impact of those initiatives; expected demand for and benefits of our offerings; our business strategy and plans, including our ability to expand into new use cases; the impact of our recently-launched solutions; our expectations regarding adoption trends and growth prospects and drivers; and our new share repurchase program. Words such as “expect,” “extend,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “accelerate,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks and other factors detailed in our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 17, 2025 and our Quarterly Reports on Form 10-Qs filed with the SEC on May 31, 2024, September 4, 2024, and November 27, 2024, and other filings and reports that we may file from time to time with the SEC. In particular, the following risks and uncertainties, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our ability to achieve and maintain future profitability; our ability to sustain and manage our growth; our ability to attract new customers and retain and sell additional functionality and services to our existing customers; our dependence on revenue from a single product; our ability to compete effectively in an increasingly competitive market; the impact of seasonality on our business; our ability to adapt and respond effectively to rapidly developing technology; our ability to effectively develop and expand our marketing and sales capacities; our ability to enhance and improve our platform or develop new functionality or use cases; the effect of unfavorable conditions in our industry or the global economy, or reductions in information spending, on our business and results of operations; the accuracy of our estimates of market opportunity and forecasts of market growth; adverse consequences that could result from any compromise of our information technology systems or those of third parties with whom we work or our data; adverse consequences that could result from any interruptions or delays in performance of our service; and our ability to maintain the compatibility of our platform with third party applications that our customers use in their businesses.

Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Media Contact:
Debbie O’Brien
media@pagerduty.com

Investor Relations Contact:
Tony Righetti
investor@pagerduty.com

Eric Brielmann / Melissa Johnson
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449